UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2011

Commission File Number: 000-52728

NORTHPORT NETWORK SYSTEMS, INC.
(Name of small business issuer in its charter)

Washington	76-0674579
(State or other jurisdiction of incorporation or	(I.R.S. Employer Identification No.)
organization)

Suite #4200, 601 Union Street, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206-652-3451)
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)

EXPLANATORY PARAGRAPH:

This Current Report on Form 8-K/A for Northport Network Systems Inc. is being filed to disclose the audited financial statements of Beijing XinLvZhengBaoCheng Education Technology Co. Ltd. (“Lu Zheng”), for the period ended December 31, 2009 and also the unaudited financial statements for the three month period ended March 31, 2010. In addition, we include unaudited pro forma condensed combined financial statements of Northport Network Systems Inc. for the year ended December 31, 2009 and for the three months ended March 31, 2010.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The Unaudited Condensed Financial Statements of Lu Zheng as of March 31, 2010 are filed herewith as Exhibit 99.1 to this current report and are incorporated herein by reference.

The Combined Financial Statements of Lu Zheng as of December 31, 2009 are filed herewith as Exhibit 99.2 to this current report and are incorporated herein by reference.

(b) EXHIBITS

--Exhibit 99.1 Unaudited Condensed Financial Statements of Lu Zheng as of March 31, 2010

--Exhibit 99.2 Audited Financial Statements of as of December 31, 2009

--Exhibit 99.3 Unaudited Pro Forma Condensed Combined Financial Statements of Northport Network Systems Inc. as of March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHPORT NETWORK SYSTEMS, INC.

Date: January 26, 2011

By: /s/ Zhao Yan
Zhao Yan
President

 EXHIBIT INDEX

Number	Document(s)	Location

99.1	Unaudited Financial Statements of Lu Zheng as of March 31, 2010	Attached hereto and incorporated by reference herein
99.2	Audited Financial Statements of Lu Zheng as of December 31, 2009	Attached hereto and incorporated by reference herein
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Northport Network Systems, Inc. as of March 31, 2010	Attached hereto and incorporated by reference herein